PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (this "Agreement") is entered into effective the 22nd day of January, 2001, by and among AMERICAN FINANCIAL HOLDING, INC., a Delaware corporation (the "Company"), and the persons, whether natural persons or legal entities, named as purchasers on the signature page hereof (each a "Purchaser" and together the "Purchasers").

                                   AGREEMENT:

         FOR AND IN CONSIDERATION of the mutual promises and covenants contained in this Agreement, it is hereby agreed as follows:

                                    Article I

                         Purchase and Sale of Securities

         1.1 Sale and Purchase. Subject to the terms and conditions of this Agreement, the Company agrees to sell and issue to the several Purchasers, and the several Purchasers agree to pay for and purchase from the Company:

                  (a) an aggregate of 15,000,000 shares (the "Shares") of common stock at a price of $0.01 per share (the "Purchase Price"), or an aggregate of $150,000, as the number of Shares and Purchase Price for each Purchaser are set forth opposite the name of the each Purchaser on the signature page hereof (to be consolidated into 700,935 post reverse-split shares); and

                  (b) an aggregate of $150,000 in principal amount of promissory notes convertible into an aggregate of 49,200,000 shares of common stock, subject to the recapitalization of the Company by effecting a 21.4-to-1 reverse split of the issued and outstanding shares accompanied by a change in the authorized capitalization of the Company so the conversion of the note will not result in the issuance of common stock by the Company below par value (to be consolidated into 2,299,065 post reverse-split shares). The form of the convertible note (the "Note") is attached hereto as Exhibit A and incorporated herein by reference.

Together, the 15,000,000 and 49,200,000 aggregate shares, or a total of 64,200,000 shares, will be consolidated into 3,000,000 shares of common stock after giving effect to the required 21.4-to-one reverse stock split. The Shares and the Notes are sometimes together referred to as the "Securities." The foregoing transactions are reflected in the following table:

                                                                                               After 21.4-to-One
                           Person or Group                            Before Reverse Split       Reverse Split
Present stockholders................................................         4,279,449                200,000*
Purchasers
     Common stock...................................................        15,000,000                700,935
     Note conversion common stock equivalents ......................                --              2,299,065
Dennis Madsen.......................................................                --                400,000
                                                                            ----------             ----------
                                                                            19,279,449              3,600,000*
                                                                            ==========             ==========
*   Rounded

         1.2 Deliveries at Execution. Contemporaneous with the execution and delivery of this Agreement:

                  (a) the Purchasers shall deposit in the client trust account of Kruse, Landa & Maycock (the "Custodian") the sum of $300,000 to be held on the account of the Company and for the benefit of the payees named in the schedule attached as Exhibit B and incorporated herein by reference; and

                  (b) the Company shall deposit in the client trust account of the Custodian certificates for the fully paid and nonassessable Shares and the originals of the Notes, issued in the names of the respective Purchasers, to be held for the benefit of the Purchasers;

all to be released and delivered to the parties to this Agreement as hereinafter provided on the Release Date, as defined below.

         Pending the Release, the Custodian shall deposit the $300,000 in an interest-bearing account, with the interest to be disbursed to the recipient of the funds when they are delivered on Release in accordance with this Agreement.

         1.3 Conditions Precedent to Release. The delivery of the $300,000 cash to the payees named on Exhibit B on behalf of the Company and the delivery of the Securities to the Purchasers are conditioned on the satisfaction, on or prior to the Release, of the following:

                  (a) the deposit of the shares of Tambora Financial Corporation in accordance with the provisions of section 3.1;

                  (b) the payment or compromise of liabilities in accordance with the provisions of section 3.2;

                  (c) the filing by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of:

                           (i) the annual  report on Form  10-KSB for the fiscal
                  year ended December 31, 1999,

                           (ii)  quarterly   reports  on  Form  10-QSB  for  the
                  quarters ended March 31, June 30, and September 30, 2000, and

                           (iii) the annual report on Form 10-KSB for the fiscal
                  year ended December 31, 2000,

         all in accordance with the provisions of section 3.3, which together shall include a description of all material events and management since the last Form 10-KSB filing for the year ended December 31, 1996;

                  (d) the resumption of quotations of the common stock of the Company on the over-the-counter electronic bulletin board maintained by the National Association of Securities Dealers, Inc. ("NASD") in accordance with the provisions of section 3.4;

                  (e) the completion of arrangements reasonably satisfactory to Purchasers respecting that certain lawsuit in the Third District Court in Salt Lake County, Utah, styled Bridge v. American Financial Holding, Inc., Triad Financial Systems, Inc., Raymond L. Punta, and Kenton L. Stanger (Civil No. 990912544), in accordance with the provisions of section 3.5;

                  (f) the effectiveness of the Company's 21.4-to-1 reverse split of the issued and outstanding shares accompanied by a change in the authorized capitalization of the Company in accordance with the provisions of section 3.6, which results in 3,600,000 (rounded) shares issued and outstanding after giving effect to the conversion of the Notes; and

                  (g) the delivery of resignations of the incumbent officers and directors of the Company in accordance with the provisions of section 3.7.

         1.4 Termination. This Agreement may be terminated on five days' written notice from either the majority of the Purchasers or the Company if the Release does not occur on or before March 15, 2001. Upon such termination, the Custodian shall return to the Purchasers the $300,000 deposited, plus accrued interest, and shall return to the Company the Shares and the Notes. If this Agreement is terminated, no party shall have any right, remedy, claim for relief, or cause of action against any other party in connection herewith, and each shall pay its own legal and other costs incurred in negotiating, executing, and performing its obligations hereunder.

                                   Article II
                                   The Release

         2.1 The Release. The release and deliveries from the custody of the Custodian of the Securities and the consideration therefor contemplated by this Agreement shall be consummated (the "Release") at a mutually convenient time and date (the "Release Date") and place promptly following the satisfaction by the Company of all conditions required to be satisfied prior to Release, or if not closed earlier, at the offices of Kruse, Landa & Maycock, 50 West Broadway, Eighth Floor, Salt Lake City, Utah, at 10:00 a.m., local time, on March 15, 2001.

         2.2 Payments at Release. At the Release, the Custodian shall deliver to the payees identified on Exhibit B in the amounts and priority set forth therein for the account of the Company the full amount of the Purchase Price for the Shares and the principal amount of the Notes, plus accrued interest.

         2.3 Delivery of Certificates for Shares and Notes. At the Release and subject to receipt of payment therefor, the Custodian shall deliver to each of the Purchasers certificates evidencing the Shares purchased, together with an originally executed Note.

         2.4 Issuance Expenses. The Company shall pay for all costs and expenses of issuing and delivering the certificates for the Shares, including all transfer taxes, if any, respecting the issuance and delivery of the Shares to the Purchaser.

                                   Article III
                              Additional Covenants

         3.1 Distribution of Tambora Stock. The Company currently holds 4,899,533 shares of common stock (the "Tambora Stock") of Tambora Financial Corporation ("Tambora"), which the Company received in consideration of the transfer to Tambora of all of the issued and outstanding common stock of Income Builders, Inc. Such Tambora Stock is to be distributed as follows:

                  (a) 4,279,449 shares received from Tambora for distribution to the Company's existing stockholders, as of a record date selected by the board of directors and excluding the Shares, together with all considerations received on the sale of the officer and director notes in accordance with section 3.4, pro rata in proportion to the number of shares of stock of the Company held by each, as of a record date immediately preceding the Release, as determined by the board of directors;

                  (b) 320,000 shares to East Bay Trust to satisfy the Company's antidilution obligation to East Bay Trust in connection with funding provided by it prior to December 31, 1997; and

                  (c) 300,084 shares to the previous investors in Triad Financial Corporation in order for the Company to offer shares in Tambora to certain unaffiliated persons who had purchased 300,084 shares of preferred stock of Triad Financial Corporation, a previous subsidiary of the Company, in satisfaction of their right to convert Triad Financial Corporation preferred stock into the Company's common stock.

In order to effectuate the foregoing transfers, at the Release, the Tambora Stock shall be deposited with a custodian designated by the Company to hold such securities in trust for the benefit of the transferees referred to above until Tambora has completed, at its expense, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such transactions, at which time the distributions as outlined above shall be effectuated. Neither the Shares nor the shares issuable on conversion of the Notes shall be entitled to participate in the foregoing distribution of shares of Tambora Stock to the Company's stockholders, East Bay Trust, and Triad Financial Corporation stockholders. Prior to the Release Date and pending their distribution, such Tambora shares shall be placed into a voting trust to be voted by the board of directors of Tambora or its designee until such shares are distributed as provided above or until ten years after creation of the trust, whichever occurs first.

         3.2 Payment or Compromise of Liabilities of the Company. The Company currently owes certain amounts as reflected in its financial statements as of September 30, 2000, and the schedule dated as of December 31, 2000, attached as Exhibit B hereto and incorporated herein by reference. At the Release, the $300,000 proceeds from the sale of the Shares and the issuance of the Notes shall be disbursed from the trust account of the attorney for Purchasers in the amounts set forth opposite the names of the respective creditors as set forth on said exhibit, to be applied to the amounts due by the Company to each such creditor against receipt by such counsel of an acknowledgment that such payment constitutes payment in full of the amount due such creditor and releasing the Company from any further liability to such creditor. At the Release, the Company shall deliver or cause to be delivered evidence reasonably satisfactory to the Purchasers that the Company has paid or made arrangements for payment or compromise and settlement of all of such liabilities.

         At the Release, the Company shall provide the Purchasers with a certification of the directors of the Company that the Company has no liabilities, together with such other documents as they may reasonably request to the effect respecting the elimination of any and all other liabilities of the Company not paid as set forth above.

         The effect of the foregoing is illustrated in the pro forma financial statements of the Company provided to Purchasers and attached hereto as Exhibit C in accordance with the provisions of section 4.6(c).

         3.3 Filing of SEC Reports. The Company shall promptly file with the SEC the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1999, and quarterly reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2000, under the Exchange Act. Further, the Company will file prior to the Release its annual report on Form 10-KSB for the fiscal year ended December 31, 2000.

         3.4 OTC EBB Quotation of Company Common Stock. The Company will take such steps as reasonably may be required, promptly following the filing of all reports required to be filed by it under the Exchange Act, to have its common stock quoted on the over-the-counter electronic bulletin board maintained by the NASD.

         3.5 Certain Pending Contingencies. The Company shall enter into separate confidential arrangements reasonably acceptable to the Purchasers relating to that certain lawsuit in the Third District Court in Salt Lake County, Utah, styled Bridge v. American Financial Holding, Inc., Triad Financial Systems, Inc., Raymond L. Punta, and Kenton L. Stanger (Civil No. 990912544).

         3.6. Company Recapitalization. The Company shall effect a 21.4-to-1 reverse split of the issued and outstanding shares accompanied by an increase in the authorized capitalization of the Company to 50,000,000 shares of common stock and an authorization of 5,000,000 shares of "blank check" preferred stock in accordance with the provisions of the Delaware General Corporation Law, the Company's certificate of incorporation and bylaws, and Schedule 14C of the Exchange Act. Upon the effectiveness of such recapitalization, the Notes will be converted into an aggregate of 2,299,065 reverse-split shares.

         3.7 Reorganization of the Board. At the election of the Purchasers, at the Release, the board of directors of the Company shall be reorganized to consist of Mike Avignon, Mike Macaluso, and Frank Delape, or other designees of the Purchasers. In order to effectuate such reorganization, the Company shall either (a) cause its current directors to tender their resignations as directors, effective upon acceptance by the board of directors, so the other directors can accept each such resignation and appoint a designee of the Purchasers to fill the resulting vacancy in a series, so that the entire board of directors can be changed without the necessity of holding a stockholder meeting, or (b) elect new directors by majority written consent of the stockholders. The Purchasers shall be responsible for preparing and filing such reports and notices of the foregoing as may be required under the Exchange Act.

         3.8 Voting of Shares. The Purchasers shall vote their shares or consent in writing in lieu thereof in support of the recapitalization of the Company contemplated by section 3.6 and the reorganization of the board as contemplated by section 3.7. No action shall be taken by the board of directors or the stockholders prior to the Release except as provided in this Agreement or to effect the transactions contemplated hereby.

                                   Article IV
                         Representations of the Company

         The Company hereby represents and warrants to the Purchasers as follows, as of the date of the Company's execution of this Agreement and at and as of the Release Date:

         4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has no subsidiaries.

         4.2 Capitalization. The Company is authorized to issue 20,000,000 shares of common stock, $0.01 par value per share, of which 4,279,449 shares are issued and outstanding. The Company has no outstanding options, warrants, or other rights to acquire common stock as of the date of this Agreement. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and not issued in violation of the preemptive right of any person. The Company is not authorized to issue preferred stock.

         4.3 Authority for Agreement. Except for the action to be completed in accordance with section 3.6, the execution, delivery, and performance of this Agreement by the Company have been duly authorized by the board of directors and all other necessary corporate action. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

         4.4 Issuance and Sale of Shares. Except for the action to be completed in accordance with section 3.6, the issuance and sale of the Shares by the Company have been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and not issued in violation of the preemptive right of any person. Based in part on the representations made by or on behalf of the Purchasers in
Article V hereof, the offer, issuance, and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act and applicable state securities laws.

         4.5 No Breach. Except for the action to be completed in accordance with section 3.6, neither the execution, delivery nor performance of this Agreement by the Company will (a) conflict with or violate any provision of the articles of incorporation or bylaws of the Company as in effect as of the date hereof,
(b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent, or waiver under any contract, agreement, or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver that has already been obtained), or (d) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to the Company, excluding from all of the foregoing such matters as would not in the aggregate have a material adverse effect on the assets, business, or financial condition of the Company or upon the transactions contemplated hereby.

         4.6 Reports and Financial Statements.

                  (a) As of the Release Date, the Company shall have filed and furnished to the Purchasers complete and accurate copies, as amended or supplemented, of all delinquent filings, including its (i) annual report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the SEC, (ii) quarterly reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2000; and (iii) all other reports filed by the Company with the SEC under the Exchange Act since December 31, 1999, which together shall include a description of all material events and management since the last Form 10-KSB filing for the year ended December 31, 1996 (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Sections 13, 14, or 15(d) of the Exchange Act with the SEC since December 31, 1999. As a condition precedent to the Release, the Company will file its annual report on Form 10-KSB for the year ended December 31, 2000.

                  (b) The consolidated financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby

         (except as may be indicated therein or in the notes thereto), (iii) fairly present the consolidated financial condition, results of operations, and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

                  (c) Attached as Exhibit C and incorporated herein by reference are the Company's pro forma balance sheets as of September 30, 2000, and the related pro forma statements of operations for the nine months ended September 30, 2000, and the year ended December 31, 1999.

         4.7 No Actions and Proceedings. Except for the contingency identified in section 1.3, there are no actions, suits or claims, legal or arbitral proceedings, governmental inquiries or investigations pending or, to the Company's knowledge, threatened against the Company, that question the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets, or condition, financial or otherwise, of the Company.

         4.8 No Material Adverse Change. Since September 30, 2000, and as provided in or contemplated by this Agreement, there has not been any material adverse change in the assets, business, financial condition, or results of operations of the Company.

         4.9 Accuracy of Information. The information contained in the Company Reports, as of their respective dates, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         4.10 Taxes and Tax Returns.

                  (a) The Company has not filed its federal or state income tax returns for 1997, 1998, 1999, or 2000, but as of the Release Date, will have duly filed (and until the Release Date will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed by it in respect of any other government's, national, regional, state and local taxes (including property taxes, withholding taxes, penalties or other payments required) (the "Taxes") and has and as of the Release Date will have duly paid (and until the Release Date will so pay) all such Taxes due and payable, other than Taxes or other charges that are being contested in good faith. The Company has established (and until the Release Date will establish) on its books and records reserves that it reasonably believes are adequate for the payment of all Taxes not yet due and payable, but are anticipated to be incurred in respect of the Company through the Release Date. None of the applicable tax returns of the Company have been examined by the applicable authorities (or are closed to examination due to the expiration of the statute of limitations) and no deficiencies were asserted as a result of such examinations that have not been resolved and paid in full. To the knowledge of the Company, there are no audits or other administrative or court proceedings presently pending, or claims asserted, for Taxes or assessments upon the Company, nor has the Company given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or tax Returns. No Taxes will accrue or occur as a result of the Purchase and the other transactions contemplated in this Agreement.

                  (b) The Company (i) has not requested any extension of time within which to file any tax Return which Return has not since been filed, and (ii) is not a party to any agreement providing for the allocation or sharing of Taxes.

         4.11     Employee Benefit Plans.

                  (a) The Company does not maintain or contribute to any stock option plan, stock purchase plan, deferred compensation plan, severance plan, bonus plan, employment agreement or other similar plan, program or arrangement.

                  (b) The Company does not maintain or otherwise pay for life insurance policies (other than group term life policies on employees) with respect to any director, officer or employee.

                  (c) The Company does not maintain any retirement plan or retiree medical plan or arrangement for directors. The Company's Disclosure Schedule sets forth the complete documentation and actuarial evaluation of any such plan.

         4.12 Compliance with Applicable Law. The Company holds all material licenses, franchises, permits, and authorizations necessary for the lawful conduct of its business, and has complied with and is not in default in any respect under any, applicable law, statute, order, rule, regulation, policy, and/or guideline of any national, state, or local governmental authority relating to the Company (other than where such defaults or noncompliance will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets, or financial condition of the Company), and the Company has not received notice of violation of, nor does it know of any violations (other than violations which will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets or financial condition of the Company) of, any of the above.

         4.13 Certain Contracts.

                  (a) Except as set forth in this Agreement, the Company is not a party to or bound by any contract or understanding (whether written or, to its knowledge, oral) with respect to the employment or termination of any present or former officers, employees, directors or consultants.

                  (b) As of the date of this Agreement, (i) the Company is not a party to or bound by any commitment, agreement, or other instrument (excluding commitments and agreements in connection with extensions of credit by the Company) that contemplates the payment of amounts in excess of $10,000, or that otherwise is material to the operations, assets, or financial condition of the Company, including but not limited to any royalty, franchising fees, or any other fee based on a percentage of revenues or income, and (ii) no commitment, agreement, or other instrument to which the Company is a party or by which it is bound limits the freedom of the Company to compete in any line of business or with any person.

                  (c) As of the date of this Agreement, the Company is not in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan agreement, license agreement, or other commitment or arrangement, except for the obligations listed on Exhibit B.

                  (d) As of the date of this Agreement, to the knowledge of the Company, any other party thereto is not in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan agreement, license agreement, or other commitment or arrangement that is material to the Company.

         4.14 Minute Books. The minute books of the Company contain and will contain on the Release Date records that, in all material respects, accurately record all meetings and other corporate action of its shareholders and board of directors (including committees of its board of directors).

         4.15 Environmental Matters:

                  (a) The Company has not received any written notice, citation, claim, assessment, proposed assessment, or demand for abatement alleging that the Company is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance, or other governmental regulation regarding environmental matters, which correction or cleanup would be material to the business, operations, assets, or financial condition of the Company. The Company has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of, or stored on any real property owned or leased by the Company, or owned or controlled by the Company as a trustee or fiduciary (collectively "Properties"), in any manner that violates or, after the lapse of time may violate, any presently existing Malaysian, national, state, or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets, or financial condition of the Company.

                  (b) The Company has no knowledge that any of the Properties has been operated in any manner in the ten years prior to the date of this Agreement that violated any applicable national, state, or local law or regulation governing or pertaining to toxic or hazardous substances and materials, the violation of which would have a material adverse effect on the business, operations, assets, or financial condition of the Company.

         4.16 Reserves. To the knowledge of the Company, the allowance for possible losses in the September 30, 2000 Company financial statements was adequate at the time based upon past loss experiences and potential losses at the time to cover all known or reasonably anticipated losses.

         4.17 Labor Disputes. The Company is not directly or indirectly involved in or threatened with any labor dispute or trouble or organizational effort, including, without limitation, matters regarding actual or alleged discrimination by reason of race, creed, sex, disability or national origin, that might materially and adversely affect the financial condition, assets, businesses, or results of operations of the Company, taken as a whole.

         4.18 Absence of Liabilities. As of the Release Date, the Company will not have any liabilities, absolute or contingent, of any kind or nature, except for the contingency for which separate arrangements have been made in accordance with the provisions of section 3.5.

                                    Article V
                        Representations of Each Purchaser

         Each Purchaser, separately and not jointly or severally with any other Purchaser, represents and warrants to the Company as follows as of the date of the Purchaser's execution of this Agreement and at and as of the Release Date:

         5.1 Investment. The Purchaser (a) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and not with any present intention of distributing the same, (b) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof, and (c) is fully aware that in agreeing to sell the

Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein.

         5.2 Authority for Agreement. The Purchaser has full power and authority to execute, deliver, and perform its obligations under this Agreement in accordance with its terms. The Purchaser has not been organized, reorganized, or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         5.3 Information. The Purchaser, or its Purchaser representative or other duly constituted representative, (a) has reviewed the information and representations of the Company contained in or incorporated by reference into this Agreement and the Company Reports, and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made. The undersigned understands that an investment in the Company involves a degree of risk, as set forth in the information provided by the Company.

         5.4 Accredited Investor. The Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser, either alone or with its Purchaser representative or other duly constituted representative, has sufficient knowledge and experience in investing in companies similar to the Company, so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

         5.5 Restrictions on Transfer. The Purchaser understands that the Shares have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering, and that any disposition of the Shares may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. The Purchaser acknowledges that the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available.

         5.6 Brokerage. Except for Dennis Madsen, no broker, finder, agent, or similar intermediary has acted on behalf of the Purchasers in connection with the Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finder's fees, or similar fees or commissions payable in connection therewith based on any agreement, arrangement, or understanding with the Purchasers. Within five days after the completion of the 21.4-to-one reverse stock split as contemplated by this Agreement, the Company shall issue to Dennis Madsen for the Dennis Madsen promotional group 400,000 post reverse-split shares of restricted common stock (equivalent to 8,560,000 shares before giving effect to such reverse split) in consideration of his services in introducing the Purchasers to the Company, subject to his delivery of written representations to the effect that he is acquiring such securities for investment, that there is a reasonable basis for issuing such shares in reliance on exemptions from registration under the Securities Act, and that he is a finder not required to be registered as a securities broker-dealer in connection with this transaction. At the Release, the Company shall execute and deliver such written evidence as Dennis Madsen may reasonably request to evidence the obligation contained in this section.

                                   Article VI
                       Additional Covenants of the Company

         The Company agrees with each Purchaser as follows:

         6.1 Information to Be Furnished. So long as the Purchaser holds at least 50% of the total Shares issued to such Purchaser under this Agreement, the Company shall deliver to the Purchaser with reasonable promptness, such notices, information, and data with respect to the Company as the Company files with the SEC or delivers to all holders of its common stock, and such other information and data as the Purchaser may from time to time reasonably request.

         6.2 Reservation of Shares. The Company shall reserve and maintain a sufficient number of shares of common stock for issuance upon conversion of the Notes.

         6.3 Possible Additional Company Reports. In consideration of the cash payment being made to Tambora in accordance with this Agreement, if, at any time after the Release, any governmental authority requires the Company to respond to staff inquiries, comments, requirements, or questions, or to file additional periodic reports under Sections 13, 14, or 15(d) of the Exchange Act, including any reports for any period prior to the date of this Agreement, Tambora shall pay the costs of the Company's accountants, attorneys, and other advisors in completing such reports. Contemporaneous with the execution of this Agreement,
(a) Tambora shall deliver its indemnification undertaking, and (b) each of the officers of the Company shall deliver his personal undertaking to participate, assist, and cooperate in such efforts without compensation.

         6.4 Distribution of Tambora Stock. In consideration of the cash payment to Tambora in accordance with this Agreement, Tambora covenants and agrees to file and pursue with diligence and dispatch a registration statement under the Securities Act covering the distribution of Tambora Stock to the Company's stockholders as referred to in section 3.1. Tambora shall complete such registration at its own cost and expense and shall indemnify the Company and hold it harmless from any claims or assertions of claims, including costs of defense that may arise out of such distribution.

                                   Article VII
                        Indemnification by the Purchaser

         Each Purchaser hereby agrees to indemnify and hold harmless the Company and each of its directors, officers, and controlling persons, from and against any and all liability, damage, cost, or expense, including reasonable attorney's fees incurred, on account or arising out of:

                  (a) any inaccuracy in its, his, or her declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with Purchaser's subscription;

                  (b) the disposition of any Shares contrary to Purchaser's declarations, representations, and warranties set forth herein; and

                  (c) any action, suit, or proceeding based on (i) the claim that said declarations, representations, or warranties made by the Purchaser were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, (ii) the disposition of any of the Shares or any part thereof, or (iii) the breach by the Purchaser of any part of this Agreement.

                                  Article VIII
                                  Miscellaneous

         8.1 No Assignment. This Agreement and the rights and obligations of the Purchaser may not be assigned, in whole or in part, by the Purchaser to any person or entity without the prior written consent of the Company, which such consent may be granted or withheld by the Company in its sole discretion.

         8.2 Costs. The Company and the Purchaser shall each pay all of its own costs and expenses incurred or to be incurred by each in negotiating and preparing this Agreement and in Release and carrying out the transactions contemplated by this Agreement, except as expressly otherwise provided herein.

         8.3 Confidentiality. The Purchaser shall keep confidential and will not disclose or divulge any confidential, proprietary, or secret information that such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection courtesies extended to such Purchaser, unless such information is known, or until such information becomes known, to the public; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any permitted prospective purchaser of any Shares from a Purchaser, as long as such prospective purchaser agrees in writing to be bound by the provisions of this section, or (iii) to any affiliate of a Purchaser; subject to the agreement of such party to keep such information confidential as set forth herein.

         8.4 Notice. All notices, demands, requests, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been given on the date of service if personally served or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or on the following day if delivered by overnight courier service, or on the fifth day after mailing if mailed by certified mail, return receipt requested, addressed as follows:

         If to the Company, to:            American Financial Holding, Inc.
                                           914 Rio Virgin Drive
                                           St. George, Utah  84790
                                           Telephone: (435) 674-1181
                                           Facsimile: (435) 674-1183
                                           Electronic Mail: k-g-s@infowest.com

         With a courtesy copy to:          James R. Kruse
                                           Kruse, Landa & Maycock, L.L.C.
                                           50 West 300 South, Suite 800
                                           P. O. Box 45561
                                           Salt Lake City, Utah  84145-0561
                                           Telephone: (801) 531-7090
                                           Facsimile: (801) 531-7091
                                           Electronic Mail: jkruse@klmlaw.com

                                           Douglas D. Hawkes
                                           Hansen, Barnett & Maxwell
                                           345 E 300 S, Suite 200
                                           Salt Lake City  UT  84111
                                           Telephone:  532-2200
                                           Facsimile:  532-7944
                                           Electronic Mail: dhawkes@hbmcpas.com

         If to Purchasers, in care of:     Frank M. Delape
                                           Benchmark Equity Group, Inc.
                                           700 Gemini, Suite 100
                                           Houston, Texas  77058
                                           Telephone: (281) 488-3883
                                           Facsimile: (281) 488-5353
                                           Electronic Mail: frank@bmeg.com

         With a courtesy copy to:          Dennis G. Madsen
                                           476 East South Temple, Suite 205
                                           Salt Lake City, Utah 84111
                                           Telephone: (801) 944-4452
                                           Facsimile: (801) 944-4467
                                           Electronic Mail: dgmadsen@utahwwn.net

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), five days after the date so mailed, or one day after the date so sent by overnight delivery.

         8.5 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party shall reimburse the nonbreaching party for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein, including such costs that are incurred in any bankruptcy or appellate proceeding.

         8.6 Survival. The representations, warranties, and covenants of the respective parties shall survive the Release.

         8.7 Form of Execution; Counterparts. A valid and binding signature hereto or any notice or demand hereunder may be in the form of a manual execution or a true copy made by photographic, xerographic, or other electronic process that provides similar copy accuracy of a document that has been executed. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         8.8 Construction. This Agreement is the result of negotiation between the parties hereto, each of which has been or has had the opportunity to be represented by independent legal counsel of such party's own selection. Accordingly, no provision of this Agreement or any agreement, certificate, or other writing delivered in accordance with this Agreement shall be constructed against any party merely because of such party's involvement in its preparation.

         8.9 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Release date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         8.10 Validity of Provisions and Severability. If any provision of this Agreement is, becomes, or is deemed invalid, illegal, or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to the applicable jurisdiction, or if it cannot be so amended without materially altering the intention of the parties, it will be stricken. However, the validity, legality, and enforceability of any such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the remainder of this Agreement shall remain in full force and effect.

         8.11 Facsimile Signatures. This Agreement and any document executed and delivered in connection with the consummation of the transaction contemplated hereby shall be deemed to have been signed if it is manually executed and a true copy thereof is delivered by facsimile or other electronic process that provides similar copy accuracy of a document that has been executed.

         8.12 Entire Agreement; Modification. This Agreement constitutes the entire agreement and understanding between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes all prior agreements, if any, any understandings, negotiations, courses of dealing, and discussions, whether oral or written, between the parties hereto, including any subsidiary of the Company. No supplement, modification, waiver, or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

         8.13 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of the state of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                          AMERICAN FINANCIAL HOLDING, INC.

                                          By:/s/ Raymond L. Punta
                                             --------------------
                                             Raymond L. Punta, Vice-President

                                       Number of      Note           Amount
Purchasers                              Shares       Principal        Due
----------                            ----------     ----------     --------

/s/ Alyda Berryman Macaluso            5,000,000      $50,000       $100,000
--------------------------------
Alyda Macaluso

/s/ Laura Avignon                      5,000,000      $50,000       $100,000
--------------------------------
Laura Avignon

Lighthouse Capital Insurance Co.

By /s/ Michael Day                     5,000,000      $50,000       $100,000
  ------------------------------
  Duly authorized officer
  For MeesPierson Management
  (Cayman) Limited

                                    Exhibit A

                           Convertible Promissory Note

        These securities have not been registered with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended
  (the "Securities Act"), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions)
         of applicable state laws under the National Securities Markets
                            Improvement Act of 1996.

                            -------------------------


                                CONVERTIBLE NOTE

                                       OF

                        AMERICAN FINANCIAL HOLDING, INC.

$50,000                                                         January __, 2001


         American Financial Holding, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to
____________________________________________________________(the  "Holder"),  at
___________________________________________________________________,    or   its
assigns, the sum of fifty thousand dollars ($50,000), or such other amount as may be outstanding, without interest. The principal amount of this Note shall be payable at the principal offices of the Holder or by mail to the registered address of the Holder of this Note on the earliest to occur of (a) [December 31, 2002], or (b) a default under this Note in accordance with section 8 below, unless this Note shall have been previously converted pursuant to section 2 hereof or as provided otherwise in this Note.

         The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1. Non-negotiable. This Note is non-negotiable.

         2. Conversion. At the effective time of the 21.4-to-one reverse split of the issued and outstanding common stock of the Company to be effected by the Company, the principal on this Note shall automatically be converted into an aggregate of 766,355 shares of post-reverse-split common stock (the "Conversion Stock"). Upon conversion under this section 2, the Holder shall promptly surrender this Note at the principal offices of the Company.

         3. Issuance of Conversion Stock. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Note, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company).

         4. Adjustment of Number of Shares. Except for the proposed 21.4-to-one reverse stock split to be effected by the Company, the number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

                  4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that the Company shall fix a record date for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization, or other similar event that will, in the future, affect the number of outstanding shares of the Company's capital stock, then, and in each such case, the Holder, upon conversion of this Note at any time after the Company shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon conversion on the conversion date, the right to receive the securities of the Company to which such Holder would have been entitled if such Holder had converted this Note immediately prior to such record date (all subject to further adjustment as provided in this Note).

                  4.2 Adjustment for Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock (or any shares of stock or other securities at the time issuable upon conversion of this
Note) that is payable in securities of the Company, other than capital stock, or any other assets, then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date, or record date of such event, shall receive, in addition to the shares of Conversion Stock (or such other stock or securities) issuable upon such conversion prior to such date, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

                  4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of this Note, or in the event, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the conversion of this Note (as provided in section 2) at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon the consummation of such reorganization, consolidation, merger, or conveyance if such Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this section 4, and the successor or purchasing corporation in such reorganization, consolidation, merger, or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger, or conveyance.

                  4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered Holder of this Note at the

Holder's address as shown on the Company's books. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                  4.5 No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon its conversion.

                  4.6 Reservation of Stock. The Company has taken all necessary corporate action and obtained all necessary government consents and approvals to authorize the issuance of this Note and, prior to the conversion hereof, the shares of Conversion Stock issuable upon conversion of this Note. If at any time the number of authorized but unissued common stock or other securities shall not be sufficient to effect the conversion of this Note, then the Company will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued common stock or other securities to such number of shares of common stock or other securities as shall be sufficient for such purpose.

         5. Fully Paid Shares. All shares of Conversion Stock issued upon the conversion of this Note shall be validly issued, fully paid, and nonassessable.

         6. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a stockholder of the Company for any purpose.

         7. Corporate Action; No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, repurchase of securities, sale of assets, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, or as reasonably requested by Holder, in order to protect the rights of the Holder under this Note against wrongful impairment. The Company shall not amend its articles of incorporation or issue any capital stock or options to purchase any capital stock of the Company without the prior written consent of the Holder.

         8. Default. The Company will be in default if the Company fails to make any payment when due hereunder. The Company will also be in default if any of the following occurs and such default is not cured within a 10-day period after the Holder has given the Company written notice of such default:

                  (a) the Company breaches any material obligation to the Holder hereunder; or

                  (b) a receiver is appointed for any part of the Company's property, the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by the Company or against the Company under any bankruptcy or insolvency laws.

In the event of a default under this section 8, Holder shall, in addition to any other remedies allowed by law, be entitled to accelerate all unpaid principal under this Note.

         9. WAIVER AND AMENDMENT. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED, OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE COMPANY AND THE HOLDER.

         10. Assignment; Binding upon Successors and Assigns. The Company may not assign any of its obligations hereunder without the prior written consent of Holder. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

         11. Waiver of Notice; Attorneys' Fees. The Company and all endorsers of this Note hereby waive notice, demand, notice of nonpayment, presentment, protest, and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Holder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled. Holder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         12. Construction of Note. The terms of this Note have been negotiated by the Company, the original Holder of this Note, and their respective attorneys, and the language hereof will not be construed for or against either Company or Holder. Unless otherwise explicitly set forth, a reference to a section will mean a section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note, which will be considered as a whole.

         13. Notices. Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile with confirmation of receipt, and three days after deposit in the mails, if mailed, to the following addresses:

                  (a)      If to the Holder:
                                              _________________________________
                                              _________________________________
                                              _________________________________
                                              _________________________________


                  (b)      If to Company:     American Financial Holding, Inc.
                                              _________________________________
                                              _________________________________
                                              _________________________________


or to such other address as may have been furnished to the other party in writing pursuant to this section 13, except that notices of change of address shall only be effective upon receipt.

         14. Governing Law. This Note shall be governed by and construed under the internal laws of the United States and the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without reference to principles of conflict of laws or choice of laws.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                              AMERICAN FINANCIAL HOLDING, INC.

                                              By: ______________________________
                                                  [_____________], its President

                                    Exhibit B

                      Payment or Compromise of Liabilities

                                        Balance as of
                                     September 30, 2000
                                      (unless otherwise
            Creditor                     indicated)                                  Action
--------------------------------- -------------------------- -------------------------------------------------------
Hansen, Barnett & Maxwell         $197,000 (approx) plus     $150,000 payable at Release against delivery of
                                  accruals as of the date    acknowledgment of full satisfaction of amounts due.
                                  of this Agreement

Kruse, Landa & Maycock.  LLC      $54,682.04  at December    $50,000 payable at Release against delivery of
                                  31, 2000, plus accruals    acknowledgment of full satisfaction of amounts due,
                                  as of the date of          this less amount by which interest accrued is less
                                  Agreement                  than amount required to pay Julian Jensen.

Julian Jensen transaction fees                               $5,000 payable at Release against delivery of
                                                             acknowledgment of full satisfaction of amounts due

Contingency--Bridge suit per      Disputed                   $100,000 to be placed on deposit with Kruse, Landa
Form 10-KSB                                                  & Maycock for defense and resolution if not
                                                             resolved by Release date; if resolved by Release
                                                             date, amount required to defend and/or settle suit
                                                             paid for such purposes

Kenton L. Stanger                 $18,865                    $18,865, to the extent of funds available, against
                                                             delivery of acknowledgment of full satisfaction of
                                                             amounts due

Tambora Financial Corporation                                The balance, to the extent of funds available,
   Principal                      $177,380                   against delivery of acknowledgment of full
   Interest                         15,964                   satisfaction of amounts due and agreement to pay
                                                             direct costs of additional or curative SEC filings

Triad preferred stock             $240,014                   Satisfied with distribution of 300,084 shares of
                                                             Tambora common stock by the Company

Triad preferred stock accrued     $123,962                   Satisfied with distribution of 300,084 shares of
dividend                                                     Tambora common stock by the Company

         Total                                               $300,000, plus accrued interest
                                                             ===============================

                                    Exhibit C

                         Pro Forma Financial Statements




                 AMERICAN FINANCIAL HOLDING, INC. AND SUBSIDIARY

                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page

Unaudited Pro Forma Condensed Financial Statements ....................    F-2

     Unaudited Pro Forma Condensed Consolidated Balance Sheet -
        December 31, 1999 .............................................    F-3

     Notes to Unaudited Pro Forma Condensed Consolidated

        Financial Statements ..........................................    F-4


                           ---------------------------

                 AMERICAN FINANCIAL HOLDING, INC. AND SUBSIDIARY
                        (UNAUDITED CONDENSED CONSOLIDATED

                         PRO FORMA FINANCIAL STATEMENTS

During September 1997, American Financial Holding, Inc. ("AFH"), and Tambora Financial Corporation ("Tambora"), corporations under common control, entered into an agreement whereby AFH would transfer all of the outstanding common stock of Income Builders, Inc. ("Income Builders"), a master insurance agency, to Tambora. Under the terms of the agreement, Tambora purchased Income Builders by paying AFH $500,000 during 1997, 1998 and 1999 and issuing AFH 4,899,533 shares of Tambora common stock on October 24, 2000, whereupon AFH transferred Income Builders to Tambora.

The carrying value of Income Builders was a negative $(271,569) at December 31, 1999. No gain or loss was recognized on the transfer since it was between entities under common control and none will be realized because the planned subsequent spin-off of the Tambora shares to the AFH shareholders. However, the carrying value of the Tambora shares was increased to zero as a capital contribution because the Company has no financial or other commitment to support the operations of Tambora in any manner.

The historical statements of operations of AFH present the operations of Income Builders as discontinued operations. There are no pro forma adjustments to continuing operations as a result of the transfer. Accordingly, a pro forma statement of operations is not presented herein.

                                AMERICAN FINANCIAL HOLDING, INC. AND SUBSIDIARY
                                       UNAUDITED CONDENSED CONSOLIDATED

                                            PRO FORMA BALANCE SHEET
                                               DECEMBER 31, 1999

                                                                                            Pro Forma
                                                                          AFH               Adjustments         Pro Forma
                                                                       -------------        -------------   -------------
                                     ASSETS
Current Assets
     Cash                                                              $       1,203        $         --    $       1,203
                                                                       -------------        -------------   -------------

         Total Current Assets                                                  1,203                  --            1,203
                                                                       -------------        -------------   -------------

Net Property and Equipment                                                       211                  --              211
                                                                       -------------        -------------   -------------

Investment in Tambora                                                            --                   --              --
                                                                       -------------        -------------   ------------

Total Assets                                                           $       1,414        $         --    $       1,414
                                                                       =============        =============   =============

                                             LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
     Accounts payable                                                  $     170,835        $         --    $     170,835
     Payable to related party                                                677,380  (B)        (500,000)        177,380
     Accrued interest payable to related party                                15,964                  --           15,964
     Payable to Triad Financial Systems, Inc. owners                         240,014  (C)        (240,014)            --
     Interest payable to Triad Financial Systems,
        Inc. owners                                                          123,962  (C)        (123,962)            --
     Accrued rent payable to officers                                        168,000                  --          168,000
     Payable to officers                                                      18,865                  --           18,865
     Net liabilities of discontinued operations                              271,569  (A)        (271,569)            --
                                                                       -------------        -------------   ------------
         Total Current Liabilities                                         1,686,589           (1,135,545)        551,044
                                                                       -------------        -------------   -------------

Stockholders' Equity
     Common stock                                                             42,794                  --           42,794
     Additional paid-in capital                                            7,431,326  (A)         271,569
                                                                                      (B)         500,000
                                                                                      (C)         363,976       8,566,871
     Stockholders' receivable net of reserve
        of $2,701,917                                                       (168,000)                 --         (168,000)
     Accumulated deficit                                                  (8,991,295)                 --       (8,991,295)
                                                                       -------------        -------------   -------------
         Total Stockholders' Deficit                                      (1,685,175)           1,135,545        (549,630)
                                                                       -------------        -------------   -------------

Total Liabilities and Stockholders' Deficit                            $       1,414        $         --    $       1,414
                                                                       =============        =============   =============

                 AMERICAN FINANCIAL HOLDING, INC. AND SUBSIDIARY
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED

                        PRO FORMA STATEMENT OF OPERATIONS

(A) The net effect of the transfer of Income Builders from AFH to Tambora was a reduction of AFH's liabilities (representing an assumption of the net liabilities belonging to Income Builders by Tambora) and an increase in additional paid-in capital (representing a capital contribution from Tambora) for the same amount.

(B) During 1997, 1998 and 1999, Tambora made payments to AFH totaling $677,380, this balance was shown on AFH's balance sheet as payable to related party. This adjustment is to apply $500,000 of that balance towards the purchase of Income Builders, which amount is accounted for as additional paid-in capital.

(C) Of the 4,899,533 shares of Tambora common stock issued in the Income Builders transfer, 300,084 shares are to be distributed to investors in preferred stock of Triad Financial Corporation ("Triad"), a previous subsidiary of AFH. Triad was unsuccessful in obtaining the capital required to implement its business plan and was dissolved. The 300,084 shares will be distributed to such former investors of Triad in satisfaction of their right to convert Triad preferred stock into AFH common stock. This adjustment eliminates the liability to the Triad investors and records the offsetting additional paid-in capital.